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LORAL SPACE & COMMUNICATIONS
AS OF FEBRUARY 28, 2002, ACTIVE SUBSIDIARIES,ALL 100% OWNED DIRECTLY OR
INDIRECTLY (EXCEPT AS NOTED BELOW) CONSIST OF THE FOLLOWING:
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                                                                                                    EXHIBIT 21
LORAL SPACE & COMMUNICATIONS CORPORATION                                                                   DELAWARE
   LORAL CANADA INC.                                                                                       DELAWARE
   XTAR LLC (1)                                                                                            DELAWARE
     XTAR SERVICES LLC (1)                                                                                 DELAWARE
   LORAL GENERAL PARTNER, INC.                                                                             DELAWARE
     GOVERNMENT SERVICES LLC                                                                               DELAWARE
   LORAL HOLDINGS, INC.                                                                                    DELAWARE
   LORAL SATELLITE, INC.                                                                                   DELAWARE
   LORAL SPACECOM DBS HOLDINGS, INC.                                                                       DELAWARE
   LORAL ORION, INC.                                                                                       DELAWARE
     LORAL CYBERSTAR GLOBAL SERVICES, INC.                                                                 DELAWARE
        LORAL CYBERSTAR INTERNATIONAL, INC.                                                                DELAWARE
          TEL-LINK COMMUNICATIONS PRIVATE LIMITED                                                          INDIA
     INTERNATIONAL TECHNOLOGY GATEWAY (UK) LTD. (2)                                                        UNITED KINGDOM
     LORAL CYBERSTAR GMBH (3)                                                                              GERMANY
     LORAL CYBERSTAR JAPAN, INC.                                                                           DELAWARE
     ONS MAURITIUS                                                                                         MAURITIUS
     LORAL CYBERSTAR SERVICES, INC.                                                                        DELAWARE
     LORAL CYBERSTAR HOLDINGS L.L.C.                                                                       DELAWARE
     LORAL ASIA PACIFIC SATELLITE (HK) LTD                                                                 HONG KONG
     LORAL CYBERSTAR AMERICAS DO BRASIL LTDA                                                               BRAZIL
        LORAL CYBERSTAR DO BRASIL LTDA                                                                     BRAZIL
     LORAL CYBERSTAR ARGINTINA SRL                                                                         ARGENTINA
   LORAL CYBERSTAR INC.                                                                                    DELAWARE
     LORAL CYBERSTAR (EUROPE) LTD.                                                                         UNITED KINGDOM
     LORAL CYBERSTAR DATA SERVICES GmbH                                                                    GERMANY
     LORAL DATA HOLDINGS LLC                                                                               DELAWARE
     LORAL CYBERSTAR DATA AMERICAS DO BRASIL LTDA.                                                         BRAZIL
       LORAL CYBERSTAR DATA DO BRASIL LTDA.                                                                BRAZIL
   LORAL SPACECOM CORPORATION                                                                              DELAWARE
     LORAL COMMUNICATIONS SERVICES, INC.                                                                   DELAWARE
   LORAL SKYNET INTERNATIONAL LLC                                                                          DELAWARE
     IMMEON NETWORKS LLC (4)                                                                               DELAWARE
     LORAL GROUND SERVICES, LLC                                                                            DELAWARE
        LORAL DEL ECUADOR CIA LTDA                                                                         ECUADOR
        LORALSAT CIA LTDA                                                                                  ECUADOR
     SPACE SYSTEMS/LORAL, INC.                                                                             DELAWARE
        INTERNATIONAL SPACE TECHNOLOGY, INC. (5)                                                           DELAWARE
           COSMOTECH (5)                                                                                   RUSSIAN FEDERATION
        SS/L EXPORT CORPORATION                                                                            U.S. VIRGIN ISLANDS
LGP (BERMUDA) LTD.                                                                                         BERMUDA
LORAL CYBERSTAR LTD.                                                                                       BERMUDA
   LORAL BROADBAND HOLDINGS, L.P.                                                                          DELAWARE
      LORAL CYBERSTAR L.L.C.                                                                               DELAWARE
      CYBERSTAR, L.P. (6)                                                                                  DELAWARE
         CYBERSTAR LICENSEE, L.L.C. (6)                                                                    DELAWARE
         CYBERSTAR INTERNATIONAL, L.L.C. (6)                                                               DELAWARE
         CYBERSTAR SERVICES, L.L.C. (6)                                                                    DELAWARE
         CYBERSTAR, L.L.C. (6)                                                                             DELAWARE
LORAL GLOBAL SERVICES N.V.                                                                                 NETHERLANDS ANTILLES
   LORAL GLOBAL SERVICES B.V.                                                                              DELAWARE
LORAL HOLDINGS LTD.                                                                                        NETHERLANDS
   LORAL SPACE DO BRASIL LTDA.                                                                             BRAZIL
      LORAL SKYNET DO BRASIL LTDA.                                                                         BRAZIL
   GLOBALSTAR CANADA SATELLITE CO. (7)                                                                     CANADA
LORAL LICENSING LTD.                                                                                       BERMUDA
   LORAL SPACE LICENSING LTD                                                                               CYPRUS
LORAL SATMEX LTD.                                                                                          BERMUDA
LORAL SATELLITE LTD                                                                                        BERMUDA
   LORAL SKYNET (IOM) LTD.                                                                                 ISLE OF MAN
LORAL MAURITIUS LTD                                                                                        MAURITIUS

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TABLE

(1)  ONLY 56% OWNED DIRECTLY OR INDIRECTLY

(2)  ONLY 60% OWNED DIRECTLY OR INDIRECTLY

(3)  ONLY 99.5% OWNED DIRECTLY OR INDIRECTLY

(4)  ONLY 50% OWNED DIRECTLY OR INDIRECTLY

(5)  ONLY 42.93% OWNED DIRECTLY OR INDIRECTLY

(6)  ONLY 82.45% OWNED DIRECTLY OR INDIRECTLY

(7)  ONLY 71% OWNED DIRECTLY OR INDIRECTLY